SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

4. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(i) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(ii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(iii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2001-A
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2001-A LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

5. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(iv) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(v) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(vi) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2001-B
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2001-B LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

6. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(vii) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(viii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(ix) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2001-C
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2001-C LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 125 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

7. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(x) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xi) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2001- D
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2001-D LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

8. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(xiii) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xiv) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xv) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2002-A
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2002-A LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

9. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(xvi) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xvii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xviii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2002-B
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2002-B LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622. ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

10. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(xix) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xx) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xxi) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2002-C
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2002-C LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 125 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

11. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(xxii) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xxiii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xxiv) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2002-D
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2002-D LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

12. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(xxv) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xxvi) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xxvii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2003-A
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2003-A LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622. ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

13. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(xxviii) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xxix) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xxx) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2003-B
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2003-B LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 75 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

14. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(xxxi) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xxxii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xxxiii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2003-C
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2003-C LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement
















SUBSCRIPTION ESCROW AGREEMENT

      Subscription Escrow Agreement (the "Escrow Agreement") dated as of the effective date (the "Effective Date") set forth on schedule 1 attached hereto ("Schedule 1") by and among the limited partnership identified on
Schedule 1 (the "Issuer"), the corporation identified on Schedule 1 (the Depositor") and Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

WHEREAS, the Issuer is filing a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. 333-47622 ___________ (the "Registration Statement"), relating to the subscription for and sale of limited partnership units ("Units") in the Issuer, with a minimum investment required of 125 Units (the "Minimum Subscription Amount"), at a price of $20,000 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with
the proposed     offering of the Units in accordance with the terms of the
underwriting agreement dated as of                     among the Issuer, its
general partner and the Depositor (the "Underwriting Agreement"); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an escrow fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The issuer and Depositor hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Escrow Fund. All funds received by the Depositor and the Issuer in connection with the sale of Units shall be deposited with the Escrow Agent (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in
Section 3.

3. Investment of Escrow Fund. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Issuer and the Depositor and as shall be acceptable to the Escrow Agent All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to Issuer and Depositor reflecting transactions executed on behalf of the Escrow Fund The Issuer and Depositor, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any Investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

15. Disposition and Termination. The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the "Offering Closing Date") and whether or not the Issuer received subscriptions for the Minimum Subscription Amount. Upon receipt of such written notification the following procedure will take place.

(i) If the issuer has received subscriptions for the Minimum Subscription Amount by the offering Closing Date, the Escrow Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.


(ii) If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the "Subscriber Investment Amount") and the name, address and Taxpayer Identification Number ("TIN") of each subscriber. In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent. The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Escrow Fund on the Offering Closing Date. The Escrow Agent shall distribute to each subscriber the appropriate Subscriber investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).

Upon delivery of the Escrow Fund to the issuer or the subscribers as the case may be, by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 8.

5. Escrow Agent The Escrow Agent undertakes to perform only such duties, as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer or Depositor. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


7. Fees. The Issuer and Depositor agree jointly and severally to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 1 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.


8. Indemnity. The Issuer and the Depositor shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnities") from all loss. liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnities to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnities, or (ii) its following any instructions or other directions from the Issuer or the Depositor, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

9. TINs. The Issuer and the Depositor each represent that its correct TIN assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Issuer and the Depositor and reported by the recipient to the internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Issuer and the Depositor. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10    Notices. All communications hereunder shall he in writing and shall be deemed to be duly given and received;
(xxxiv) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;
(xxxv) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(xxxvi) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have finished to the other parties in writing by registered mail, return receipt requested.
Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on
Schedule 1 is authorized or required by law or executive order to remain closed.

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 2 hereto ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Issuer or the Depositor to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.


12. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement, No party to this Escrow Agreement is liable to any other party for losses due to or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1.

                  CHASE MANHATTAN TRUST COMPANY,
                                    NATIONAL ASSOCIATION
                  as Escrow Agent

            By:


            ISSUER:
                  Petroleum Development Corporation as
            Managing General Partner of PDC 2003-D
            Limited Partnership

            By:


            DEPOSITOR:
                  PDC SECURITIES, INCORPORATED

            By:



Schedule 1

Effective Date:

Name Of Issuer:   PETROLEUM DEVELOPMENT CORPORATION AS MANAGING GENERAL
PARTNER
                        OF PDC 2003-D LIMITED PARTNERSHIP
Issuer Notice Address:  103 E. MAIN STREET, BRIDGEPORT, WV   26330
Issuer TIN:             95-2636730

Name of Depositor:      PDC SECURITIES, INCORPORATED
Depositor Notice Address:     103 E. MAIN STREET, BRIDGEPORT, WV  26330
Depositor TIN:    55-0613236

Escrow Deposit: $

Investment: [Specify]

[X ]  The Chase Manhattan Bank Money Market Account;

[    ]      A trust account with The Chase Manhattan Bank;

[    ]      A money market mutual fund, including without limitation the
Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

[    ]      Such other investments as issuer, Depositor and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the Issuer and the Depositor and accepted by the Escrow Agent.








Escrow Agent notice address;

Chase Manhattan Trust Company, National Association
Capital Markets Fiduciary Services
One Oxford Centre
301 Grant Sweet, Suite 1100
Pittsburgh, PA 15219
Attention:  Douglas Wilson
Fax No.: 412,291-2070



Escrow Agent's compensation:







































Schedule 2



Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions


If to Issuer:

      Name        Telephone Number

1.  DARWIN L. STUMP
(304) 842-3597

2.

3.


If to Depositor:

      Name        Telephone Number

1.  DALE G. RETTINGER                                             (304)
842-3597

2.

3.






Telephone call-backs shall be made to each Issuer and Depositor if joint instructions are required pursuant to this Escrow Agreement